Exhibit 99.1

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Newell Rubbermaid Reports Fourth Quarter and Full Year 2009 Results

Normalized EPS of $0.27, Significant Improvement Versus Prior Year Quarter

Gross Margin Expansion of 700 Basis Points to Last Year

Strong Operating Cash Flow

ATLANTA, January 29, 2010 – Newell Rubbermaid (NYSE: NWL) today announced fourth quarter 2009 financial results, including normalized earnings per share of $0.27, more than double the prior year quarter results. The company also reported strong operating cash flow and year over year gross margin expansion.

President and Chief Executive Officer Mark Ketchum said, “We are pleased to report solid fourth quarter results which demonstrate a number of positive trends as we finished out the year. In a challenging year, we grew market share in the majority of our businesses, significantly improved both gross and operating margins, lowered working capital to generate increased operating cash flow, and reduced structural costs while continuing to invest in support of our brands. The combination of top line sales stabilization and outstanding margin performance allowed us to ramp up strategic spending in the fourth quarter in order to drive growth in 2010. We look forward to capitalizing on the progress we’ve made in the implementation of our strategy as we enter 2010 with a stronger portfolio that is more responsive to consumer understanding, product innovation and brand marketing.”

Net sales declined 2 percent to $1.42 billion in the fourth quarter, compared to $1.45 billion in the prior year. Core sales were down 1 percent to prior year and planned product line exits reduced net sales by 4 percent, while foreign currency translation contributed 3 percent of improvement.

Gross margin for the quarter was 37.0 percent, up 700 basis points from last year reflecting productivity gains and improved product mix. Also contributing to the year over year margin expansion was the positive impact from product line exits, pricing and lower input costs.

Excluding Project Acceleration restructuring costs of $13.0 million in 2009 and $19.0 million in 2008 and $299.4 million of impairment charges in 2008, operating income was $142.3 million, or 10.0 percent of sales, in the fourth quarter 2009, compared to $80.3 million, or 5.5 percent of sales, in the prior year.

Normalized earnings were $0.27 per diluted share, compared to $0.11 per diluted share in the fourth quarter 2008. For the fourth quarter 2009, normalized diluted earnings per share exclude $0.04 for Project Acceleration restructuring costs and related impairment charges and the associated tax effects, $0.02 dilution related to the conversion feature of the convertible notes issued in March 2009 and the associated hedge transactions and $0.01 per diluted share associated with the company’s adoption of the parallel rate to translate the results of its Venezuelan operations beginning in

3 Glenlake Parkway | Atlanta, GA 30328 | Phone +1 (770) 418-7000 | www.newellrubbermaid.com | NYSE: NWL

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the fourth quarter 2009. For the fourth quarter 2008 normalized earnings per share exclude $0.05 for Project Acceleration restructuring costs, non-cash impairment charges of $299.4 million, or $1.06 per diluted share, and tax benefits of $26.4 million, or $0.09 per diluted share. The non-cash impairment charges were required to write down to fair value goodwill related to certain business units in the company’s Tools, Hardware & Commercial Products and Office Products segments. (A reconciliation of the “as reported” results to “normalized” results is included below.)

Net income, as reported, was $60.6 million, or $0.20 per diluted share. This compares to $(256.7) million, or $(0.92) per diluted share, in the fourth quarter 2008, which included the above mentioned non-cash impairment charges.

The company generated strong operating cash flow of $187.1 million during the fourth quarter, driven by increased earnings and working capital management, particularly inventory. This compares to operating cash flow of $211.9 million in the prior year. Capital expenditures were $45.6 million in the fourth quarter, compared to $35.7 million last year.

A reconciliation of the fourth quarter 2009 and last year’s results is as follows:

	Q4 2009	Q4 2008

Diluted earnings (loss) per share (as reported)	$0.20	$(0.92)

Project Acceleration restructuring costs and related impairment charges, net of tax	$0.04	$0.05

Convertible notes dilution	$0.02	$0.00

Other items, net of tax	$0.01	$0.97

“Normalized” EPS	$0.27	$0.11

Twelve Months Results

Net sales for the twelve months ended December 31, 2009 declined 14 percent to $5.58 billion, compared to $6.47 billion in the prior year. Core sales declined 7 percent. Product line exits lowered net sales by 5 percent and foreign currency translation reduced net sales by 2 percent. Acquisitions increased net sales by 1 percent.

Gross margin was 36.7 percent, a 390 basis point improvement versus the prior year. The positive impact from planned product line exits, lower input costs and 2008 pricing actions more than offset the effect of reduced manufacturing volumes.

Normalized earnings were $1.31 per diluted share, an increase of 8 percent compared to $1.21 per diluted share in the prior year. For the twelve months ended December 31, 2009, diluted earnings per share on a normalized basis excludes the impact of $0.26 per diluted share related to Project Acceleration restructuring costs and $0.06 per diluted share related to the conversion feature of the convertible notes issued in March 2009 and the associated hedge transactions. Other items in 2009 include those described above for the fourth quarter 2009 and one-time costs of $0.01 per diluted share incurred for the early retirement of $325 million principal amount of

3 Glenlake Parkway | Atlanta, GA 30328 | Phone +1 (770) 418-7000 | www.newellrubbermaid.com | NYSE: NWL

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medium-term notes. For the twelve months ended December 31, 2008, diluted earnings per share on a normalized basis excludes the impact of $0.31 per diluted share related to Project Acceleration restructuring costs. Other items in 2008 include those described above for the fourth quarter 2008, as well as the net of tax impact of the company’s purchase of a call option with respect to its $250 million of 6.35% Reset notes due 2028 for approximately $52 million in the third quarter 2008, or approximately $0.13 per diluted share, and a tax benefit of $3.5 million in the third quarter 2008, or $0.01 per diluted share. (A reconciliation of the “as reported” results to “normalized” results is included below.)

Net income, as reported on a GAAP basis, was $285.5 million, or $0.97 per diluted share. This compares to $(52.3) million, or $(0.18) per diluted share, in the prior year.

The company generated operating cash flow of $602.8 million during the twelve months ended December 31, 2009, compared to $454.9 million in the prior year. Capital expenditures were $153.3 million, compared to $157.8 million in the prior year.

A reconciliation of the full year 2009 and last year’s results is as follows:

	FY 2009	FY 2008

Diluted earnings (loss) per share (as reported)	$0.97	$(0.18)

Project Acceleration restructuring costs and related impairment charges, net of tax	$0.26	$0.31

Convertible notes dilution	$0.06	$0.00

Other items, net of tax	$0.02	$1.09

“Normalized” EPS	$1.31	$1.21

2010 Full Year Outlook

The company expects core sales to increase in the low single digits in 2010, a two percent decline from planned product exits and a slightly positive impact from foreign currency. Gross margin is anticipated to improve 75 to 100 basis points.

The company expects normalized earnings of $1.35 to $1.45 per diluted share, which includes an estimated $0.04 to $0.05 negative impact from the devaluation of the Venezuelan bolivar. Excluding this $0.04 to $0.05 unfavorable currency impact from 2010 normalized EPS, the midpoint of the company’s outlook range represents a 10 percent increase over 2009’s normalized EPS of $1.31.

Operating cash flow is projected to be approximately $500 million for the full year, including approximately $70 to $80 million in restructuring cash payments. The company expects capital expenditures of approximately $160 million.

3 Glenlake Parkway | Atlanta, GA 30328 | Phone +1 (770) 418-7000 | www.newellrubbermaid.com | NYSE: NWL

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A reconciliation of the 2010 earnings outlook is as follows:

FY 2010
Diluted earnings per share	$1.15 to $1.25

Project Acceleration restructuring costs and related impairment charges, net of tax	$0.15 to $0.25

Convertible notes dilution	(A	)

Other items, net of tax	$0.00

“Normalized” EPS	$1.35 to $1.45

(A)	No provision is made in the 2010 outlook for potential dilution from the conversion feature of the convertible notes issued in March 2009 and the associated hedge transactions, as the amount of 2010 dilution will be determined by the average stock price for the year. In 2009, the conversion feature of the convertible notes and the associated hedge transactions resulted in dilution of $0.06 per diluted share.

Conference Call

The company’s fourth quarter 2009 earnings conference call is scheduled for today, January 29, 2010 at 9:00 am ET. To listen to the webcast, use the link provided under Events & Presentations in the Investor Relations section of Newell Rubbermaid’s Web site at www.newellrubbermaid.com. The webcast will be available for replay for two weeks. A brief supporting slide presentation will be available prior to the call under Quarterly Earnings in the Investor Relations section on the company’s Web site.

Non-GAAP Financial Measures

This release contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Included in this release is a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP.

About Newell Rubbermaid

Newell Rubbermaid Inc., an S&P 500 company, is a global marketer of consumer and commercial products with 2009 sales of approximately $5.6 billion and a strong portfolio of brands, including Rubbermaid®, Sharpie®, Graco®, Calphalon®, Irwin®, Lenox®, Levolor®, Paper Mate®, Dymo®, Waterman®, Parker®, Goody®, Technical ConceptsTM and Aprica®.

This press release and additional information about Newell Rubbermaid are available on the company’s Web site, www.newellrubbermaid.com.

3 Glenlake Parkway | Atlanta, GA 30328 | Phone +1 (770) 418-7000 | www.newellrubbermaid.com | NYSE: NWL

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Contacts:

Nancy O’Donnell Vice President, Investor Relations +1 (770) 418-7723	David Doolittle Vice President, Corporate Communications +1 (770) 418-7519

Caution Concerning Forward-Looking Statements

Statements in this press release that are not historical in nature constitute forward-looking statements. These forward-looking statements relate to information or assumptions about the effects of sales, income/(loss), earnings per share, operating income or gross margin improvements or declines, Project Acceleration, capital and other expenditures, cash flow, dividends, restructuring costs, costs and cost savings, inflation or deflation, particularly with respect to commodities such as oil and resin, debt ratings, and management’s plans, projections and objectives for future operations and performance. These statements are accompanied by words such as “anticipate,” “expect,” “project,” “will,” “believe,” “estimate” and similar expressions. Actual results could differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, our dependence on the strength of retail, commercial and industrial sectors of the economy in light of the global economic slowdown; currency fluctuations; competition with other manufacturers and distributors of consumer products; major retailers’ strong bargaining power; changes in the prices of raw materials and sourced products and our ability to obtain raw materials and sourced products in a timely manner from suppliers; our ability to develop innovative new products and to develop, maintain and strengthen our end-user brands; our ability to expeditiously close facilities and move operations while managing foreign regulations and other impediments; our ability to implement successfully information technology solutions throughout our organization; our ability to improve productivity and streamline operations; our ability to refinance short-term debt on terms acceptable to us, particularly given the uncertainties in the global credit markets; changes to our credit ratings; significant increases in the funding obligations related to our pension plans due to declining asset values or otherwise; the imposition of tax liabilities greater than our provisions for such matters; the risks inherent in our foreign operations and those factors listed in the company’s most recent quarterly report on Form 10-Q, and exhibit 99.1 thereto, filed with the Securities and Exchange Commission. Changes in such assumptions or factors could produce significantly different results. The information contained in this news release is as of the date indicated. The company assumes no obligation to update any forward-looking statements contained in this news release as a result of new information or future events or developments.

NWL-EA

3 Glenlake Parkway | Atlanta, GA 30328 | Phone +1 (770) 418-7000 | www.newellrubbermaid.com | NYSE: NWL

Newell Rubbermaid Inc.

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in millions, except per share data)

Reconciliation of “As Reported” Results to “Normalized” Results

	Three Months Ended December 31,
	2009			2008(1)			YOY % Change
	As Reported	Excluded Items (2)	Normalized	As Reported	Excluded Items (3)	Normalized
Net sales	$1,420.4	$—	$1,420.4	$1,451.5	$—	$1,451.5	(2.1)%
Cost of products sold	894.6	—	894.6	1,016.7	—	1,016.7

GROSS MARGIN	525.8	—	525.8	434.8	—	434.8	20.9%
% of sales	37.0%		37.0%	30.0%		30.0%

Selling, general & administrative expenses	383.5	—	383.5	354.5	—	354.5	8.2%
% of sales	27.0%		27.0%	24.4%		24.4%

Impairment charges		—	—	299.4	(299.4)	—

Restructuring costs	13.0	(13.0)	—	19.0	(19.0)	—

OPERATING INCOME (LOSS)	129.3	13.0	142.3	(238.1)	318.4	80.3	77.2%
% of sales	9.1%		10.0%	(16.4)%		5.5%

Nonoperating expenses:
Interest expense, net	33.4	—	33.4	34.6	—	34.6
Other expense, net	4.2	(2.3)	1.9	4.1	—	4.1

	37.6	(2.3)	35.3	38.7	—	38.7	(8.8)%

INCOME (LOSS) BEFORE INCOME TAXES	91.7	15.3	107.0	(276.8)	318.4	41.6	157.2%
% of sales	6.5%		7.5%	(19.1)%		2.9%
Income taxes	31.1	0.2	31.3	(20.7)	32.3	11.6	169.8%
Effective rate	33.9%		29.3%	7.5%		27.9%

NET INCOME (LOSS)	60.6	15.1	75.7	(256.1)	286.1	30.0
NET INCOME NONCONTROLLING INTERESTS	—	—	—	0.6	—	0.6

NET INCOME (LOSS) CONTROLLING INTERESTS	$60.6	$15.1	$75.7	$(256.7)	$286.1	$29.4	157.5%

% of sales	4.3%		5.3%	(17.7)%		2.0%

EARNINGS (LOSS) PER SHARE:
Basic	$0.22	$0.05	$0.27	$(0.92)	$1.03	$0.11
Diluted	$0.20	$0.07	$0.27	$(0.92)	$1.03	$0.11

AVERAGE SHARES OUTSTANDING:
Basic	280.9		280.9	279.9		279.9
Diluted	308.3		282.7	279.9		279.9

(1)	Earnings per share in 2008 has been adjusted to give effect to the retrospective adoption of an accounting standard that requires all outstanding securities with rights to receive non-forfeitable dividends to be considered an outstanding share, without regard to whether the shares are earned in the future pursuant to vesting conditions or otherwise.

(2)	Items excluded from “normalized” results for 2009 consist of $13.0 million of restructuring costs, including asset impairment charges and employee termination and other costs, and the associated tax effects, the net of tax impact of a $2.3 million loss relating to the Company’s decision to adopt the parallel rate to translate the results of its Venezuelan operations beginning in the fourth quarter of 2009, as well as the dilutive impact of the conversion feature of the convertible notes issued in March 2009 and the associated hedge transactions.

(3)	Items excluded from “normalized” results for 2008 consist of $19.0 million of restructuring costs, including asset impairment charges and employee termination and other costs, and the associated tax effects, the net of tax impact of $299.4 million of asset impairment charges, and one-time tax benefits of $26.4 million.

Newell Rubbermaid Inc.

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in millions, except per share data)

Reconciliation of “As Reported” Results to “Normalized” Results

	Twelve Months Ended December 31,
	2009			2008(1)			YOY % Change
	As Reported	Excluded Items (2)	Normalized	As Reported	Excluded Items (3)	Normalized
Net sales	$5,577.6	$—	$5,577.6	$6,470.6	$—	$6,470.6	(13.8)%
Cost of products sold	3,528.1	—	3,528.1	4,347.4	—	4,347.4

GROSS MARGIN	2,049.5	—	2,049.5	2,123.2	—	2,123.2	(3.5)%
% of sales	36.7%		36.7%	32.8%		32.8%

Selling, general & administrative expenses	1,374.6	—	1,374.6	1,502.7	—	1,502.7	(8.5)%
% of sales	24.6%		24.6%	23.2%		23.2%

Impairment charges		—	—	299.4	(299.4)	—

Restructuring costs	100.0	(100.0)	—	120.3	(120.3)	—

OPERATING INCOME	574.9	100.0	674.9	200.8	419.7	620.5	8.8%
% of sales	10.3%		12.1%	3.1%		9.6%

Nonoperating expenses:
Interest expense, net	140.0	—	140.0	137.9	—	137.9
Other expense (income), net	6.7	(7.0)	(0.3)	59.1	(52.2)	6.9

	146.7	(7.0)	139.7	197.0	(52.2)	144.8	(3.5)%

INCOME BEFORE INCOME TAXES	428.2	107.0	535.2	3.8	471.9	475.7	12.5%
% of sales	7.7%		9.6%	0.1%		7.4%

Income taxes	142.7	23.2	165.9	53.6	81.4	135.0	22.9%
Effective rate	33.3%		31.0%	NM		28.4%

INCOME FROM CONTINUING OPERATIONS	285.5	83.8	369.3	(49.8)	390.5	340.7	8.4%

Discontinued operations, net of tax:
Net loss	—	—	—	(0.5)	0.5	—

NET INCOME (LOSS)	285.5	83.8	369.3	(50.3)	391.0	340.7
NET INCOME NONCONTROLLING INTERESTS	—	—	—	2.0	—	2.0

NET INCOME (LOSS) CONTROLLING INTERESTS	$285.5	$83.8	$369.3	$(52.3)	$391.0	$338.7	9.0%

% of sales	5.1%		6.6%	(0.8)%		5.2%

EARNINGS (LOSS) PER SHARE FROM CONTINUING OPERATIONS:
Basic	$1.02	$0.30	$1.32	$(0.18)	$1.39	$1.21
Diluted	$0.97	$0.34	$1.31	$(0.18)	$1.39	$1.21

LOSS PER SHARE FROM DISCONTINUED OPERATIONS:
Basic	$—	$—	$—	$(0.00)	$0.00	$—
Diluted	$—	$—	$—	$(0.00)	$0.00	$—

EARNINGS (LOSS) PER SHARE:
Basic	$1.02	$0.30	$1.32	$(0.18)	$1.39	$1.21
Diluted	$0.97	$0.34	$1.31	$(0.18)	$1.39	$1.21

AVERAGE SHARES OUTSTANDING:
Basic	280.8		280.8	279.9		279.9
Diluted	294.4		281.9	279.9		279.9

(1)	Earnings per share in 2008 has been adjusted to give effect to the retrospective adoption of an accounting standard that requires all outstanding securities with rights to receive non-forfeitable dividends to be considered an outstanding share, without regard to whether the shares are earned in the future pursuant to vesting conditions or otherwise.

(2)	Items excluded from “normalized” results for 2009 consist of $100.0 million of restructuring costs, including asset impairment charges and employee termination and other costs, and the associated tax effects, $4.7 million of debt extinguishment charges, net of tax effects, the net of tax impact of a $2.3 million loss relating to the Company’s decision to adopt the parallel rate to translate the results of its Venezuelan operations beginning in the fourth quarter of 2009, as well as the dilutive impact of the conversion feature of the convertible notes issued in March 2009 and the associated hedge transactions.

(3)	Items excluded from “normalized” results for 2008 consist of $120.3 million of restructuring costs, including asset impairment charges and employee termination and other costs, and the associated tax effects, the net of tax impact of the cost to purchase a call option for $52.2 million associated with the extinguishment of $250 million of medium-term Reset notes, the net of tax impact of $299.4 million of asset impairment charges, one-time tax benefits of $29.9 million, and a $0.5 million net loss related to discontinued operations.

Newell Rubbermaid Inc.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in millions)

	December 31, 2009	December 31, 2008(1)
Assets:

Cash and cash equivalents	$278.3	$275.4
Accounts receivable, net	894.1	969.3
Inventories, net	688.2	912.1
Deferred income taxes	183.8	100.4
Prepaid expenses and other	137.7	136.6

Total Current Assets	2,182.1	2,393.8

Property, plant and equipment, net	578.1	630.7
Goodwill	2,754.3	2,698.9
Other intangible assets, net	646.2	640.5
Other assets	263.2	428.6

Total Assets	$6,423.9	$6,792.5

Liabilities and Stockholders’ Equity:

Accounts payable	$433.6	$535.5
Accrued compensation	176.4	79.5
Other accrued liabilities	656.0	858.1
Short-term debt	0.6	8.3
Current portion of long-term debt	492.9	752.7

Total Current Liabilities	1,759.5	2,234.1

Long-term debt	2,015.3	2,118.3
Deferred income taxes	0.3	—
Other non-current liabilities	866.6	851.5

Stockholders’ Equity — Parent	1,778.7	1,586.0
Stockholders’ Equity — Noncontrolling Interests	3.5	2.6

Total Stockholders’ Equity	1,782.2	1,588.6

Total Liabilities and Stockholders’ Equity	$6,423.9	$6,792.5

(1)	The December 31, 2008 Consolidated Balance Sheet reflects the retrospective adoption of certain accounting pronouncements which resulted in the reclassification of $2.6 million from Other non-current liabilities to Stockholders’ Equity-Noncontrolling Interests as well as a reclassification to increase Other accrued liabilities by $28.2 million with a corresponding reduction in Stockholders’ Equity-Parent.

Newell Rubbermaid Inc.

CONSOLIDATED STATEMENTS OF CASH FLOW (UNAUDITED)

(in millions)

	Twelve Months Ended December 31,
	2009	2008
Operating Activities:
Net income (loss) controlling interests	$285.5	$(52.3)
Adjustments to reconcile net income (loss) controlling interests to net cash provided by operating activities:
Depreciation and amortization	175.1	183.3
Deferred income taxes	14.9	8.7
Non-cash restructuring costs	32.4	46.2
Loss on sale of assets	0.5	0.5
Impairment charges	—	299.4
Stock-based compensation expense	35.1	35.6
Loss on disposal of discontinued operations	—	0.5
Other	20.6	24.7
Changes in operating assets and liabilities, excluding the effects of acquisitions:
Accounts receivable	98.0	168.3
Inventories	243.1	30.9
Accounts payable	(103.6)	(105.5)
Accrued liabilities and other	(198.8)	(183.2)
Discontinued operations	—	(2.2)

Net cash provided by operating activities	$602.8	$454.9

Investing Activities:
Acquisitions, net of cash acquired	$(13.7)	$(655.7)
Capital expenditures	(153.3)	(157.8)
Proceeds from sale of non-current assets	17.6	9.4

Net cash used in investing activities	$(149.4)	$(804.1)

Financing Activities:
Proceeds from issuance of debt, net of debt issuance costs	$827.3	$1,318.0
Proceeds from issuance of warrants	32.7	—
Purchase of call options	(69.0)	—
Payments on notes payable and debt	(1,113.0)	(772.5)
Cash dividends	(71.4)	(234.5)
Purchase of noncontrolling interests in consolidated subsidiaries	(29.2)	—
Other, net	(4.4)	(5.0)

Net cash (used in) provided by financing activities	$(427.0)	$306.0

Currency rate effect on cash and cash equivalents	$(23.5)	$(10.6)

Increase (decrease) in cash and cash equivalents	$2.9	$(53.8)
Cash and cash equivalents at beginning of year	275.4	329.2

Cash and cash equivalents at end of year	$278.3	$275.4

Newell Rubbermaid Inc.

Financial Worksheet

(In Millions)

	2009					2008
		Reconciliation (1)					Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Normalized	Operating		Reported	Excluded	Normalized	Operating	Net Sales		Normalized OI
	Net Sales	OI	Items	OI	Margin	Net Sales	OI	Items	OI	Margin	$	%	$	%
Q1:
Home & Family	$557.7	$60.3	$—	$60.3	10.8%	$608.2	$53.4	$—	$53.4	8.8%	$(50.5)	(8.3)%	$6.9	12.9%
Office Products	318.2	31.1	—	31.1	9.8%	418.3	33.9	—	33.9	8.1%	(100.1)	(23.9)%	(2.8)	(8.3)%
Tools, Hardware & Commercial Products	328.0	38.0	—	38.0	11.6%	407.2	61.0	—	61.0	15.0%	(79.2)	(19.4)%	(23.0)	(37.7)%

Restructuring Costs		(30.5)	30.5	—			(18.4)	18.4	—
Corporate		(18.1)	—	(18.1)			(18.8)	—	(18.8)				0.7	3.7%

Total	$1,203.9	$80.8	$30.5	$111.3	9.2%	$1,433.7	$111.1	$18.4	$129.5	9.0%	$(229.8)	(16.0)%	$(18.2)	(14.1)%

	2009					2008
		Reconciliation (1)					Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Normalized	Operating		Reported	Excluded	Normalized	Operating	Net Sales		Normalized OI
	Net Sales	OI	Items	OI	Margin	Net Sales	OI	Items	OI	Margin	$	%	$	%
Q2:
Home & Family	$617.2	$80.4	$—	$80.4	13.0%	$717.6	$69.6	$—	$69.6	9.7%	$(100.4)	(14.0)%	$10.8	15.5%
Office Products	496.9	99.2	—	99.2	20.0%	609.2	101.7	—	101.7	16.7%	(112.3)	(18.4)%	(2.5)	(2.5)%
Tools, Hardware & Commercial Products	390.2	67.6	—	67.6	17.3%	498.3	80.2	—	80.2	16.1%	(108.1)	(21.7)%	(12.6)	(15.7)%

Restructuring Costs		(29.5)	29.5	—			(69.4)	69.4	—
Corporate		(18.2)	—	(18.2)			(21.2)	—	(21.2)				3.0	14.2%

Total	$1,504.3	$199.5	$29.5	$229.0	15.2%	$1,825.1	$160.9	$69.4	$230.3	12.6%	$(320.8)	(17.6)%	$(1.3)	(0.6)%

	2009					2008
		Reconciliation (1)					Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Normalized	Operating		Reported	Excluded	Normalized	Operating	Net Sales		Normalized OI
	Net Sales	OI	Items	OI	Margin	Net Sales	OI	Items	OI	Margin	$	%	$	%
Q3:
Home & Family	$596.8	83.9	$—	$83.9	14.1%	$712.9	$60.2	$—	$60.2	8.4%	$(116.1)	(16.3)%	$23.7	39.4%
Office Products	448.4	53.9	—	53.9	12.0%	536.0	60.3	—	60.3	11.3%	(87.6)	(16.3)%	(6.4)	(10.6)%
Tools, Hardware & Commercial Products	403.8	75.3	—	75.3	18.6%	511.4	81.5	—	81.5	15.9%	(107.6)	(21.0)%	(6.2)	(7.6)%

Restructuring Costs		(27.0)	27.0	—			(13.5)	13.5	—
Corporate		(20.8)	—	(20.8)			(21.6)	—	(21.6)				0.8	3.7%

Total	$1,449.0	$165.3	$27.0	$192.3	13.3%	$1,760.3	$166.9	$13.5	$180.4	10.2%	$(311.3)	(17.7)%	$11.9	6.6%

	2009					2008
		Reconciliation (1)					Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Normalized	Operating		Reported	Excluded	Normalized	Operating	Net Sales		Normalized OI
	Net Sales	OI	Items	OI	Margin	Net Sales	OI	Items	OI	Margin	$	%	$	%
Q4:
Home & Family	$605.5	$50.1	$—	$50.1	8.3%	$616.1	$35.1	$—	$35.1	5.7%	$(10.6)	(1.7)%	$15.0	42.7%
Office Products	411.2	51.0	—	51.0	12.4%	427.3	16.5	—	16.5	3.9%	(16.1)	(3.8)%	34.5	209.1%
Tools, Hardware & Commercial Products	403.7	64.7	—	64.7	16.0%	408.1	49.0	—	49.0	12.0%	(4.4)	(1.1)%	15.7	32.0%

Impairment Charges		—	—	—			(299.4)	299.4	—
Restructuring Costs		(13.0)	13.0	—			(19.0)	19.0	—
Corporate		(23.5)	—	(23.5)			(20.3)	—	(20.3)				(3.2)	(15.8)%

Total	$1,420.4	$129.3	$13.0	$142.3	10.0%	$1,451.5	$(238.1)	$318.4	$80.3	5.5%	$(31.1)	(2.1)%	$62.0	77.2%

	2009					2008
		Reconciliation (1)					Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Normalized	Operating		Reported	Excluded	Normalized	Operating	Net Sales		Normalized OI
	Net Sales	OI	Items	OI	Margin	Net Sales	OI	Items	OI	Margin	$	%	$	%
YTD:
Home & Family	$2,377.2	$274.7	$—	$274.7	11.6%	$2,654.8	$218.3	$—	$218.3	8.2%	$(277.6)	(10.5)%	$56.4	25.8%
Office Products	1,674.7	235.2	—	235.2	14.0%	1,990.8	212.4	—	212.4	10.7%	(316.1)	(15.9)%	22.8	10.7%
Tools, Hardware & Commercial Products	1,525.7	245.6	—	245.6	16.1%	1,825.0	271.7	—	271.7	14.9%	(299.3)	(16.4)%	(26.1)	(9.6)%

Impairment Charges		—	—	—			(299.4)	299.4	—
Restructuring Costs		(100.0)	100.0	—			(120.3)	120.3	—
Corporate		(80.6)	—	(80.6)			(81.9)	—	(81.9)				1.3	1.6%

Total	$5,577.6	$574.9	$100.0	$674.9	12.1%	$6,470.6	$200.8	$419.7	$620.5	9.6%	$(893.0)	(13.8)%	$54.4	8.8%

(1)	Excluded items are related to restructuring charges and impairment charges.

Newell Rubbermaid Inc.

Calculation of Free Cash Flow (1)

	Three Months Ended December 31,
	2009	2008
Free Cash Flow (in millions):

Net cash provided by operating activities	$187.1	$211.9
Capital expenditures	(45.6)	(35.7)

Free Cash Flow	$141.5	$176.2

	Twelve Months Ended December 31,
	2009	2008
Free Cash Flow (in millions):

Net cash provided by operating activities	$602.8	$454.9
Capital expenditures	(153.3)	(157.8)

Free Cash Flow	$449.5	$297.1

(1)	Free Cash Flow is defined as cash flow provided by operating activities less capital expenditures.

Newell Rubbermaid Inc.

Three Months Ended December 31, 2009

In Millions

Currency Analysis

	2009			2008	Year-Over-Year (Decrease) Increase
	Sales as Reported	Currency Impact	Adjusted Sales	Sales as Reported	Excluding Currency	Including Currency	Currency Impact

By Segment
Home & Family	$605.5	$(9.4)	$596.1	$616.1	(3.2)%	(1.7)%	1.5%
Office Products	411.2	(16.8)	394.4	427.3	(7.7)%	(3.8)%	3.9%
Tools, Hardware & Commercial Products	403.7	(14.9)	388.8	408.1	(4.7)%	(1.1)%	3.7%

Total Company	$1,420.4	$(41.1)	$1,379.3	$1,451.5	(5.0)%	(2.1)%	2.8%

By Geography
United States	$939.7	$—	$939.7	$976.9	(3.8)%	(3.8)%	0.0%
Canada	87.7	(7.1)	80.6	94.2	(14.4)%	(6.9)%	7.5%

	1,027.4	(7.1)	1,020.3	1,071.1	(4.7)%	(4.1)%	0.7%

Europe, Middle East, and Africa	230.3	(16.6)	213.7	226.8	(5.8)%	1.5%	7.3%
Latin America	73.5	(6.4)	67.1	65.1	3.1%	12.9%	9.8%
Asia Pacific	89.2	(11.0)	78.2	88.5	(11.6)%	0.8%	12.4%

Total Company	$1,420.4	$(41.1)	$1,379.3	$1,451.5	(5.0)%	(2.1)%	2.8%

Newell Rubbermaid Inc.

Twelve Months Ended December 31, 2009

In Millions

Currency Analysis

	2009			2008	Year-Over-Year (Decrease) Increase		Currency Impact
	Sales as Reported	Currency Impact	Adjusted Sales	Sales as Reported	Excluding Currency	Including Currency

By Segment
Home & Family	$2,377.2	$33.6	$2,410.8	$2,654.8	(9.2)%	(10.5)%	(1.3)%
Office Products	1,674.7	67.3	1,742.0	1,990.8	(12.5)%	(15.9)%	(3.4)%
Tools, Hardware & Commercial Products	1,525.7	35.9	1,561.6	1,825.0	(14.4)%	(16.4)%	(2.0)%

Total Company	$5,577.6	$136.8	$5,714.4	$6,470.6	(11.7)%	(13.8)%	(2.1)%

By Geography
United States	$3,881.4	$—	$3,881.4	$4,447.2	(12.7)%	(12.7)%	0.0%
Canada	326.5	29.5	356.0	413.4	(13.9)%	(21.0)%	(7.1)%

	4,207.9	29.5	4,237.4	4,860.6	(12.8)%	(13.4)%	(0.6)%
Europe, Middle East, and Africa	795.1	80.7	875.8	1,000.1	(12.4)%	(20.5)%	(8.1)%
Latin America	262.9	26.2	289.1	275.4	5.0%	(4.5)%	(9.5)%
Asia Pacific	311.7	0.4	312.1	334.5	(6.7)%	(6.8)%	(0.1)%

Total Company	$5,577.6	$136.8	$5,714.4	$6,470.6	(11.7)%	(13.8)%	(2.1)%

Q4 2009 Earnings Call Presentation January 29, 2010

Newell Rubbermaid
Brands That Matter

Sharpie IRWIN Goody Rubbermaid GRACO Calphalon WATERMAN
LENOX PAPER:MATE LEVOLOR PARKER DYMO TC technical concepts Aprica

Forward-Looking Statement
Statements in this presentation that are not historical in nature constitute forward-looking statements. These forward-looking statements relate to information or assumptions about the effects of sales, income/(loss), earnings per share, operating income or gross margin improvements or declines, Project Acceleration, capital and other expenditures, cash flow, dividends, restructuring costs, costs and cost savings, inflation or deflation, particularly with respect to commodities such as oil and resin, debt ratings, and management's plans, projections and objectives for future operations and performance. These statements are accompanied by words such as
"anticipate," "expect," "project," "will," "believe," "estimate" and similar expressions. Actual results could differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, our dependence on the strength of retail, commercial and industrial sectors of the economy in light of the global economic slowdown; currency fluctuations; competition with other manufacturers and distributors of consumer products; major retailers' strong bargaining power; changes in the prices of raw materials and sourced products and our ability to obtain raw materials and sourced products in a timely manner from suppliers; our ability to develop innovative new products and to develop, maintain and strengthen our end-user brands; our ability to expeditiously close facilities and move operations while managing foreign regulations and other impediments; our ability to implement successfully information technology solutions throughout our organization;
our ability to improve productivity and streamline operations; our ability to refinance short-term debt on terms acceptable to us, particularly given uncertainties in the global credit markets; changes to our credit ratings;
significant increases in the funding obligations related to our pension plans due to declining asset values or otherwise; the imposition of tax liabilities greater than our provisions for such matters; the risks inherent in our foreign operations and those factors listed in the company’s most recent quarterly report on Form 10-Q, and exhibit 99.1 thereto, filed with the Securities and Exchange Commission. Changes in such assumptions or factors could produce significantly different results. The information contained in this presentation is as of the date indicated. The company assumes no obligation to update any forward-looking statements contained in this presentation as a result of new information or future events or developments.

Newell Rubbermaid
Brands That Matter

Sharpie IRWIN Goody Rubbermaid GRACO Calphalon WATERMAN
LENOX PAPER:MATE LEVOLOR PARKER DYMO TC technical concepts Aprica

“Normalized” EPS of $0.27; significant improvement versus prior year quarter’s $0.11 and driven mostly by strong gross margin expansion
Operating Cash Flow of $187 million driven by earnings and working capital management, particularly reduced inventories
Gross Margin expansion of 700 basis points to 37.0%
Year-over-year expansion fueled by productivity gains and improved product mix along with the positive impact from product line exits, pricing and lower input costs
Net Sales decline of 2% included decreases in core sales of (1%) and from planned product line exits of (4%), partially offset by the positive impact of foreign currency (+3%)
Q4 2009 Summary

4 Q4 Sales: Percent Change by Segment H&F OP TH&C Total Core Sales 2 < 2 > < 5 > < 1 > Product Line Exits < 5 > < 6 > - < 4 > Currency Translation 1 4 4 3 Total < 2 > < 4 > < 1 > < 2 >

Newell Rubbermaid
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Sharpie IRWIN Goody Rubbermaid GRACO Calphalon WATERMAN
LENOX PAPER:MATE LEVOLOR PARKER DYMO technical concepts Aprica

Outlook
[ 1 ]
Net Sales Growth
Low single digit growth
Core Sales Low single digit growth
Product Line Exits -2%
Currency Translation Slightly positive
Gross Margin 75 to 100 basis points
"Normalized" EPS $1.35 to $1.45
Cash Flow from Operations $500 million
Capital Expenditures $160 million
[ 1 ]  Reflects outlook communicated in Q4 2009 Earnings Release and Earnings Call
[ 2 ]  See reconciliation included in the Appendix
FY 2010 Outlook
[ 2 ]

Appendix

Newell Rubbermaid
Brands That Matter

Sharpie IRWIN Goody Rubbermaid GRACO Calphalon WATERMAN
LENOX PAPER:MATE LEVOLOR PARKER DYMO TC technical concepts Aprica

Reconciliation: Q4 2009 and Q4 2008 “Normalized” EPS
Q4 2009 Q4 2008
Diluted earnings (loss) per share (as reported): $0.20 ($0.92)
Project Acceleration restructuring costs, net of
tax [ 1 ] $0.04 $0.05
Convertible notes dilution $0.02 $0.00
Other items, net of tax [ 2 ] $0.01 $0.97
"Normalized" EPS: $0.27 $0.11
[ 1 ]  Restructuring costs include impairment charges, employee termination benefits and other costs associated with Project Acceleration, and the related tax effects.
[ 2 ]  Other items in the fourth quarter 2009 of $0.01 per diluted share reflect the company's decision to adopt the parallel rate to translate its Venezuelan operations during the fourth quarter of 2009. Other items in the fourth quarter of 2008 include non-cash impairment charges of
$299.4 million, or $1.06 per diluted share, and tax benefits of $26.4 million, or $0.09 per diluted share.
Totals may not foot due to rounding.

Newell Rubbermaid
Brands That Matter

Sharpie IRWIN Goody Rubbermaid GRACO Calphalon WATERMAN
LENOX PAPER:MATE LEVOLOR PARKER DYMO TC technical concepts Aprica

NWL Convertible Note Dilution and Warrant
Model Including Reconciliation
Transaction Details
Aggregate Principal Amount ($Millions) $345 Shares Underlying 40.088
Maturity March 15, 2014 Warrant Strike Price $11.59
Conversion Price $8.61 Beginning Shares Outstanding 280
Note:  “In the money” warrants under the conversion
stock or a combination at NWL's election.  The dilution
Shares Shares
impact on EPS in NWL's financial statemetns and in the table
Received Delivered
below reflects the settlement of the conversion feature as if from from
shares were used.
Average Shares Purchased Sold
Share Noteholders Call Warrants
Price Receive¹ @ $8.61 @ $11.59²
A B C A+C % A+B+C %
Below Conversion Price Below $8.61 0 0 0 0 0
Between Conversion Price and Warrant Strike Price
$8.61 0.00 0.00 0.00 0.0% 0.00 0.0%
At maturity, under purchased call NWL receives from $9.00 1.75 (1.75) 1.75 0.6% 0.00 0.0%
counterparties shares (or equivalent cash value) equal to $10.00 5.59 (5.59) 5.59 2.0% 0.00 0.0%
amounts delivered to noteholders. $11.00 8.72 (8.72) 8.72 3.1% 0.00 0.0%
$11.59 10.32 (10.32) 0.00 10.32 3.7% 0.00 0.0%
Above Warrant Strike Price
$12.00 11.34 (11.34) 1.37 12.71 4.5% 1.37 0.5%
After maturity, NWL is responsible for delivering shares $13.00 13.55 (13.55) 4.35 17.90 6.4% 4.35 1.6%
(or equivalent cash value) to counterparties for the value $14.00 15.45 (15.45) 6.90 22.35 8.0% 6.90 2.5%
above the warrant strike price. $15.00 17.09 (17.09) 9.11 26.20 9.4% 9.11 3.3%
$17.00 19.79 (19.79) 12.76 32.55 11.6% 12.76 4.6%
$20.00 22.84 (22.84) 16.86 39.70 14.2% 16.86 6.0%
$21.00 23.66 (23.66) 17.96 41.62 14.9% 17.96 6.4%
$22.00 24.41 (24.41) 18.97 43.38 15.5% 18.97 6.8%
$23.00 25.09 (25.09) 19.89 44.98 16.1% 19.89 7.1%
$24.00 25.71 (25.71) 20.73 46.44 16.6% 20.73 7.4%
All shares stated in Millions $25.00 26.29 (26.29) 21.50 47.79 17.1% 21.50 7.7%
¹ [(Share Price - Conversion Price) * Shares Underlying] / Share Price * - Represents dilution incurred upon settlement of convertible notes, purchased call and warrant.
² [(Share Price - Warrant Strike Price) * Shares Underlying] / Share Price
NWL Hedge
GAAP Accounting
"Economic" Dilution*
Maturity (Non-GAAP)
Dilution Before
feature of the convertible notes may be settled in cash,

Newell Rubbermaid
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LENOX PAPER:MATE LEVOLOR PARKER DYMO TC technical concepts Aprica

Reconciliation: Full Year 2009 and Full Year 2008
“Normalized” EPS
Full Year 2009 Full Year 2008
Diluted earnings (loss) per share (as reported): $0.97 ($0.18)
Project Acceleration restructuring costs, net of
tax [ 1 ] $0.26 $0.31
Convertible notes dilution $0.06 $0.00
Other items, net of tax [ 2 ] $0.02 $1.09
"Normalized" EPS: $1.31 $1.21
[ 1 ]  Restructuring costs include impairment charges, employee termination benefits and other costs associated with Project Acceleration, and the related tax effects.
[ 2 ]  Other items for the full year 2009 include those previously described for the fourth quarter 2009 and one-
time costs of $0.01 per diluted share incurred for the early retirement of $325 million principal amount of medium-term notes. Other items in 2008 include those previously described for the fourth quarter 2008, as well the net of tax impact of the company’s purchase of a call option with respect to its $250 million of 6.35%
Reset notes due 2028 for approximately $52 million in the third quarter 2008, or approximately $0.13 per diluted share, and a tax benefit of $3.5 million in the third quarter 2008, or $0.01 per diluted share.
Totals may not foot due to rounding.

Newell Rubbermaid
Brands That Matter

Sharpie IRWIN Goody Rubbermaid GRACO Calphalon WATERMAN
LENOX PAPER:MATE LEVOLOR PARKER DYMO TC technical concepts Aprica

Reconciliation: FY 2010 Outlook for “Normalized” EPS
FY 2010
Diluted earnings per share: $1.15 to $1.25
Project Acceleration restructuring costs, net
of tax [ 1 ] $0.15 to $0.25
Convertible notes dilution [ 2 ] [ 2 ]
"Normalized" EPS: $1.35 to $1.45
[ 1 ]  Restructuring costs include impairment charges, employee termination benefits and other costs associated with Project Acceleration, and the related tax effects.
[ 2 ]  No provision is made in the 2010 outlook for potential dilution from the conversion feature of the convertible notes issued in March 2009 and the associated hedge transactions, as the amount of 2010 dilution will be determined by the average stock price for the year.  In 2009, the conversion feature of the convertible notes and the associated hedge transactions resulted in dilution of $0.06 per diluted share.

Newell Rubbermaid
Brands That Matter

Sharpie IRWIN Goody Rubbermaid GRACO Calphalon WATERMAN
LENOX PAPER:MATE LEVOLOR PARKER DYMO TC technical concepts Aprica

Reconciliation: Q4 2009 and Q4 2008 Operating
Income to Operating Income Excluding Charges
Q4 2009 Q4 2008
Net Sales $1,420.4 $1,451.5
Operating Income (Loss) (as reported) $129.3 ($238.1)
Project Acceleration Restructuring Costs [ 1 ] $13.0 $19.0
Impairment Charges [ 2 ] $0.0 $299.4
Operating Income (excluding charges) $142.3 $80.3
Operating Income (excluding charges), as a
Percent of Net Sales 10.0% 5.5%
[ 1 ]  Restructuring costs include impairment charges, employee termination benefits and other costs associated with Project Acceleration.
[ 2 ]  The non-cash impairment charges were required to write down to fair value goodwill related to certain business units in the company’s Tools, Hardware & Commercial Products and Office
Products segments.
$ millions

Reconciliation: Full Year 2009 and Full Year 2008
Operating Income to Operating Income Excluding Charges
Full Year 2009 Full Year 2008
Net Sales $5,577.6 $6,470.6
Operating Income (as reported) $574.9 $200.8
Project Acceleration Restructuring Costs [ 1 ] $100.0 $120.3
Impairment Charges [ 2 ] $0.0 $299.4
Operating Income (excluding charges) $674.9 $620.5
Operating Income (excluding charges), as a Percent
of Net Sales 12.1% 9.6%
[ 1 ]  Restructuring costs include impairment charges, employee termination benefits and other costs associated with Project Acceleration.
[ 2 ]  The non-cash impairment charges were required to write down to fair value goodwill related to certain business units in the company’s Tools, Hardware & Commercial Products and Office
Products segments.
$ millions

Newell Rubbermaid
Brands That Matter

Sharpie IRWIN Goody Rubbermaid GRACO Calphalon WATERMAN
LENOX PAPER:MATE LEVOLOR PARKER DYMO TC technical concepts Aprica

Reconciliation: 2009 and 2008 Free Cash Flow
Q4 2009 Q4 2008
Cash Flow From Operations $187.1 $211.9
Capital Expenditures (45.6) (35.7)
Free Cash Flow $141.5 $176.2
FY 2009 FY 2008
Cash Flow From Operations $602.8 $454.9
Capital Expenditures (153.3) (157.8)
Free Cash Flow $449.5 $297.1
$ millions